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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 18, 2000

                            QUORUM HEALTH GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of Incorporation)

              33-31717-A                                62-1406040
            --------------                             ------------
       (Commission File Number)              (IRS Employer Identification No.)

               103 CONTINENTAL PLACE, BRENTWOOD, TENNESSEE        37027
               (Address of principal executive offices)      (Zip Code)

                                 (615) 371-7979
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Company and Triad Hospitals, Inc. ("Triad") announced in a press release dated October 19, 2000, that they have signed a definitive agreement for Triad to acquire the Company for approximately $2.4 billion in cash, stock and the assumption of debt.

ITEM 7.  EXHIBITS.

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
         Exhibit 2 Agreement and Plan of Merger, dated October 18, 2000, Between Quorum Health Group, Inc. and Triad Hospitals, Inc.

         Exhibit 20 Press release dated October 19, 2000, announcing the definitive agreement for Triad to acquire the Company.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QUORUM HEALTH GROUP, INC.


Date: October 20, 2000                 By:    \s\ Terry Allison Rappuhn
                                          --------------------------------------
                                          Terry Allison Rappuhn, Senior Vice
                                          President & Chief Financial Officer


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                                  Exhibit Index

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
Exhibit No.
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
     2 Agreement and Plan of Merger dated October 18, 2000, between Quorum Health Group, Inc. and Triad Hospitals, Inc.

    20                Press Release dated October 19, 2000
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